                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ x ]  Definitive Proxy Statement
[ x ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------
                       Teledyne Technologies Incorporated
-------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):
[ x ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

           --------------------------------------------------------------------

       4)  Proposed maximum aggregate value of transaction:

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       5)   Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           --------------------------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

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       3)  Filing Party:

           --------------------------------------------------------------------

       4)  Date Filed:

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

                                                      TELEDYNE TECHNOLOGIES LOGO

Teledyne Technologies Incorporated
2049 Century Park East, Suite 1500
Los Angeles, CA 90067-3101

                                                                   April 5, 2000

Dear Stockholder:

     We are pleased to invite you to attend the 2000 Annual Meeting of Stockholders of Teledyne Technologies Incorporated. The meeting will be held on June 1, 2000, at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067.

     This booklet includes the notice of meeting as well as the Company's Proxy Statement.

     Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and Internet voting).

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.).

     If you are a stockholder of record, you will also receive an admission ticket request card.

     A copy of the Company's Annual Report for 1999 has been mailed separately to you.

     Please read the Proxy Statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or Internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please return the enclosed postage-paid admission ticket request card so that we can send your admission ticket to you before the meeting.

     Thank you for your investment in our Company. We look forward to seeing you at the 2000 Annual Meeting.

Sincerely,

/s/ Robert Mehrabian
Robert Mehrabian
President and Chief Executive Officer

/s/ Thomas A. Corcoran
Thomas A. Corcoran
Chairman of the Board

TELEDYNE TECHNOLOGIES LOGO

                       TELEDYNE TECHNOLOGIES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:      June 1, 2000

TIME:                   9:00 a.m. (Pacific Daylight Time)

PLACE:                The Century Plaza Hotel
                      Pacific Palisades Room
                      2025 Avenue of the Stars
                      Los Angeles, California 90067-4696

RECORD DATE:       April 3, 2000

AGENDA

     1) Election of a class of three directors for a three-year term;

     2) Approval of the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended;

     3) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2000; and

     4) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available during business hours for 10 days prior to the meeting at the Company's executive offices, 2049 Century Park East, Suite 1500, Los Angeles, California 90067, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

     Teledyne Technology stockholders or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please complete and promptly return the enclosed postage-paid ticket request card so that an admission ticket can be mailed to you. If your shares are held through an intermediary, such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

By Order of the Board of Directors,

/s/ John T. Kuelbs
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

April 5, 2000

                                PROXY STATEMENT
                               TABLE OF CONTENTS
                            ------------------------

                                                              PAGE
                                                              ----
Voting Procedures...........................................    2
Board Composition and Practices.............................    3
Item A on Proxy Card -- Election of Directors...............    4
Committees of our Board of Directors........................    7
Director Compensation.......................................    9
Item B on Proxy Card -- Approval of 1999 Incentive Plan.....   10
Item C on Proxy Card -- Ratification of Independent
  Auditors..................................................   19
Other Business..............................................   19
Stock Ownership Information.................................   20
  Section 16(a) Beneficial Ownership Reporting Compliance...   20
  Five Percent Owners of Common Stock.......................   20
  Stock Ownership of Management.............................   21
1999 Report on Executive Compensation.......................   22
Executive Compensation......................................   27
  Summary Compensation Table................................   27
  Option Grants in Last Fiscal Year.........................   29
  ATI Performance Share Program Awards......................   30
  Pension Plan..............................................   31
  Employment/Change in Control Agreements...................   32
Certain Transactions........................................   33
Cumulative Total Stockholder Return.........................   34
Other Information...........................................   35
  Annual Report on Form 10-K................................   35
  2001 Annual Meeting and Stockholder Proposals.............   35
  Proxy Solicitation........................................   35
Annex A - 1999 Incentive Plan

                             YOUR VOTE IS IMPORTANT

     Please vote as soon as possible. You can help Teledyne Technologies reduce expenses by voting your shares by telephone or Internet; your proxy card contains the instructions. Or, complete, sign and date your proxy card and return it as soon as possible in the enclosed postage-paid envelope.

                                 DEFINED TERMS

     In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the "Company", "Teledyne Technologies" or "TDY". References to "ATI" mean Allegheny Technologies Incorporated, formerly known as Allegheny Teledyne Incorporated, the company from which we were spun off on November 29, 1999.

                                PROXY STATEMENT
                    FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

                               VOTING PROCEDURES

WHO MAY VOTE

     If you were a stockholder on the books of the Company at the close of business on April 3, 2000 you may vote at the Annual Meeting. On that day, there were 26,760,927 shares of our Common Stock outstanding.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

METHODS OF VOTING

     All stockholders may transmit their proxy votes by mail. Stockholders of record can also vote by telephone or Internet. Stockholders who hold their shares through a bank or broker can vote by telephone or Internet if their bank or broker offers those options.

     - By Mail. Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

     - By Telephone or Internet. Stockholders of record may vote by using the toll-free number or Internet website address listed on the proxy card. Participants who hold stock in Company employee benefit plans also may vote by telephone or the Internet. Your proxy card contains a Control Number that will identify you as a stockholder when you vote by telephone or Internet. You may use the telephone and Internet procedures to vote your shares and to confirm that your votes were properly recorded. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to revoke your proxy to the Secretary of the Company;

     - transmitting a proxy at a later date than your prior proxy either by mail, telephone or Internet;

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in the Company's defined contribution savings plan may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either sign and return the voting instruction card provided by the plan or transmit your instructions by telephone or Internet. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of TDY Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and, except as otherwise provided below, will be voted as instructed by the nominee holder.

CONFIDENTIAL VOTING POLICY

     The Company maintains a policy of keeping stockholder votes confidential.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated By-laws of the Company and by the laws of the State of Delaware. The Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     Since we were spun off from Allegheny Technologies Incorporated (formerly known as Allegheny Teledyne Incorporated) and became a public company on November 29, 1999, there has been one regular meeting of the Board in 1999. Special meetings are scheduled when required; none were held since November 29, 1999, although our Board acted by unanimous written consent in lieu of holding a meeting on one occasion.

     In 1999, attendance at Board and committee meetings was unanimous.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of directors. The Board currently consists of eight members.

DIRECTOR TERMS

     The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

SPIN-OFF REQUIREMENTS

     In connection with our spin-off from ATI, we agreed (and our Amended and Restated Bylaws provide) that until our Annual Meeting of Stockholders in 2002, at least a majority of our Board of Directors must also be directors of ATI.

     The Separation and Distribution Agreement that we entered into with ATI in connection with the spin-off also provides that we will nominate Thomas A. Corcoran, Diane C. Creel and C. Fred Fetterolf (or, if any such director is unable or unwilling to serve, such other candidates as Robert P. Bozzone, Frank
V. Cahouet and Charles J. Queenan, Jr. or the survivor of them may designate) for reelection as a Class I director at this Annual Meeting.

                 ITEM A ON PROXY CARD -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of three incumbent directors whose terms expire at the 2000 Annual Meeting. This nomination is in accordance with the Separation and Distribution Agreement that we entered into with ATI in connection with the spin-off.

     The three-year term of the class of directors nominated this year will expire at the 2003 Annual Meeting. The three individuals who receive the highest number of votes cast will be elected. Broker non-votes are not counted as votes cast.

     If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the three named nominees, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     Background information about the nominees and continuing directors follows.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES.

         NOMINEES -- TERMS EXPIRE AT THE 2003 ANNUAL MEETING (CLASS I)

Thomas A. Corcoran                               Thomas A. Corcoran has been the Chairman of the
President and Chief Executive                    Board of the Company since the spin-off. He has
Officer of Allegheny Technologies                been the President and Chief Executive Officer of
Incorporated                                     ATI since October 1999. He served as the
Director since 1999                              President and Chief Operating Officer of the
Age: 55                                          Electronics Sector of Lockheed Martin Corporation
                                                 from March 1995 through October 1998 and he was
                                                 President and Chief Operating Officer of the
                                                 Lockheed Martin Space Sector from October 1998
                                                 through September 1999. Previously, he was
                                                 President of Martin Marietta Corporation's Elec-
                                                 tronics Group beginning in 1993, and prior to
                                                 that, he was a Vice President of General
                                                 Electric. Mr. Corcoran is also a director of ATI,
                                                 L-3 Communications Holdings, Inc., Lincoln
                                                 Electric Holdings, Inc. and REMEC, Inc. Mr.
                                                 Corcoran is a member of our Governance Committee.

Diane C. Creel                                   Diane C. Creel is Chief Executive Officer and
President and                                    President of Earth Tech, an international
Chief Executive Officer of Earth Tech            consulting engineering firm. Ms. Creel is also a
Director since 1999                              director of ATI and The B.F. Goodrich Company and
Age: 51                                          a member of the Boards of the Corporations and
                                                 Trusts that comprise the Fixed Income funds of
                                                 the American Funds Group. Ms. Creel is a member
                                                 of our Personnel and Compensation Committee and
                                                 Chair of its Stock Incentive Award Subcommittee.

C. Fred Fetterolf                                C. Fred Fetterolf was President and Chief
Retired President and                            Operating Officer of Alcoa, Inc. prior to his
Chief Operating Officer of Alcoa, Inc.           retirement in 1991. He is also a director of ATI,
Director since 1999                              Commonwealth Industries, Dentsply International
Age: 71                                          Inc., Union Carbide Corporation and Praxair, Inc.
                                                 Mr. Fetterolf is a member of our Personnel and
                                                 Compensation Committee and its Stock Incentive
                                                 Award Subcommittee. He is Chair of our Governance
                                                 Committee.

     CONTINUING DIRECTORS -- TERMS EXPIRE AT 2001 ANNUAL MEETING (CLASS II)

Paul S. Brentlinger                              Paul S. Brentlinger is a Partner of Morgenthaler
Partner,                                         Ventures, a venture capital group located in
Morganthaler Ventures                            Cleveland, Ohio and Menlo Park, California. He
Director since 1999                              led Morganthaler's investment in such companies
Age: 72                                          such as Microchip Technology, Inc. and Dispatch
                                                 Communications (now part of Nextel
                                                 Communications, Inc.). Prior to joining Morgan-
                                                 thaler, he was Senior Vice President -- Finance
                                                 of Harris Corporation, a manufacturer of
                                                 communications equipment. Mr. Brentlinger is also
                                                 a director of ATI. Mr. Brentlinger is a member of
                                                 our Audit Committee.

Robert Mehrabian                                 Robert Mehrabian has been the President and Chief
President and                                    Executive Officer of TDY since its formation.
Chief Executive Officer of the Company           Prior to the spin-off, Dr. Mehrabian was the
Director since 1999                              President and Chief Executive Officer of ATI's
Age: 58                                          Aerospace and Electronics segment since July 1999
                                                 and had served ATI in various senior executive
                                                 capacities since July 1997. Before joining ATI,
                                                 Dr. Mehrabian served as President of Carnegie
                                                 Mellon University. He is also a director of
                                                 Mellon Financial Corporation and PPG Industries,
                                                 Inc.

    CONTINUING DIRECTORS -- TERMS EXPIRE AT 2002 ANNUAL MEETING (CLASS III)

Robert P. Bozzone                                Robert P. Bozzone has been Vice Chairman of the
Vice Chairman of the Board of                    Board of ATI since August 1996. He had served as
Allegheny Technologies Incorporated              Vice Chairman of Allegheny Ludlum Corporation, a
Director since 1999                              subsidiary of ATI, since August 1994 and
Age: 66                                          previously was President and Chief Executive
                                                 Officer of Allegheny Ludlum. He is also a
                                                 director of ATI, Water Pik Technologies, Inc. and
                                                 DQE, Inc., whose principal subsidiary is Duquesne
                                                 Light Company. Mr. Bozzone is a member of our
                                                 Audit Committee.

Frank V. Cahouet                                 Frank V. Cahouet served as the Chairman,
Retired Chairman and Chief Executive             President and Chief Executive Officer of Mellon
Officer of Mellon Financial Corporation          Financial Corporation, a bank holding company,
Director since 1999                              and Mellon Bank, N.A., prior to his retirement on
Age: 67                                          December 31, 1998. He is also a director of Avery
                                                 Dennison Corporation, Mellon Financial
                                                 Corporation and Saint-Gobain Corporation. Mr.
                                                 Cahouet is Chair of our Audit Committee and a
                                                 member of our Governance Committee.

Charles J. Queenan, Jr.                          Charles J. Queenan, Jr. is Senior Counsel to
Senior Counsel,                                  Kirkpatrick & Lockhart LLP, attorneys-at-law.
Kirkpatrick & Lockhart LLP                       Prior to January 1996, he was a partner of that
Director since 1999                              firm. He is also a director of ATI, Water Pik
Age: 69                                          Technologies, Inc. and Crane Co. Mr. Queenan is
                                                 Chair of our Personnel and Compensation
                                                 Committee.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board of Directors has established an Audit Committee, a Governance Committee, a Personnel and Compensation Committee and a Stock Incentive Award Subcommittee. From time to time, our Board of Directors may establish other committees.

AUDIT COMMITTEE

     The members of the Audit Committee are:

          Frank V. Cahouet, Chair
          Robert P. Bozzone
          Paul S. Brentlinger

     The Audit Committee did not meet in 1999.

     The primary responsibility of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements and the independence of our external auditors. In carrying out its responsibility, the Audit Committee undertakes to do many things, including:

- Making recommendations to the Board of Directors regarding the appointment of the independent auditor to audit the books, records and accounts of the Company.

- Evaluating the performance of the independent auditor.

- Receiving written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company.

- Reviewing with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

- Reviewing the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to publication of such statements.

- Reviewing with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

- Reviewing major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

- Meeting periodically with management to review the Company's financial risk exposures and the steps management has taken to monitor and control such exposures.

- Reviewing with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

The Audit Committee meets the size, independence and experience requirements of the New York Stock Exchange.

GOVERNANCE COMMITTEE

     The members of the Governance Committee are:

          C. Fred Fetterolf, Chair
          Frank V. Cahouet
          Thomas A. Corcoran
          Diane C. Creel

     The Governance Committee did not meet in 1999.

     The Governance Committee undertakes to:

- Make recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent directors for nomination as continuing board members.

- Make recommendations to the Board of Directors concerning the memberships of committees of the Board and the Chairpersons of the respective committees.

- Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

- Administer our formal compensation programs for directors, including the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan.

- Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

- Evaluate Board tenure policies as well as policies covering the retirement or resignation of incumbent directors.

PERSONNEL AND COMPENSATION COMMITTEE

     The members of the Personnel and Compensation Committee are:

          Charles J. Queenan, Jr., Chair
          Diane C. Creel
          C. Fred Fetterolf

     The Personnel and Compensation Committee held one meeting in 1999.

     The Personnel and Compensation Committee's principal responsibilities include:

- Making recommendations to the Board of Directors concerning general executive management organizational matters.

- Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our directors, consult with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended (except to the extent such matters relate to the stock-based compensation of our executive officers, which are within the powers and authority of the Stock Incentive Award Subcommittee), and make recommendations to the Board of Directors concerning compensation policies and procedures relating to our executive officers.

- Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

- Administering our formal incentive compensation plans.

STOCK INCENTIVE AWARD SUBCOMMITTEE

     The members of the Stock Incentive Award Subcommittee are:

          Diane C. Creel, Chair
          C. Fred Fetterolf

     The Stock Incentive Award Subcommittee held one meeting in 1999.

     The Stock Incentive Award Subcommittee is responsible for administering and making awards under our stock-based incentive compensation programs for our executive officers, who are required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended.

     None of the subcommittee members is an employee of Teledyne Technologies. Each member is a "non-employee director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code.

                             DIRECTOR COMPENSATION

     Directors who are not our employees are paid an annual retainer fee of $24,000. The non-executive chairman of the Board of Directors is paid an additional annual retainer fee of $25,000. Directors are also paid $1,200 for each Board meeting and $1,000 for each committee meeting attended, although the Chairman of the Board of Directors does not receive any compensation for attending Board meetings. Each non-employee chair of a committee is paid an annual fee of $2,500. Directors who are our employees do not receive any compensation for their services on our Board or its committees.

     Annual retainer and chair fees were prorated in 1999 to cover the period from November 12, 1999 through December 31, 1999. Excluding meeting attendance fees paid, the average fee of a non-employee director was $3,892.

     The non-employee directors also participate in the 1999 Non-Employee Director Stock Compensation Plan (the "Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee directors with an increased personal interest in our performance.

     Under the Director Stock Plan, options to purchase 2,000 shares of our Common Stock were granted to non-employee directors on the date of our spin-off from ATI. Under the Director Stock Plan, options to purchase 2,000 shares of our Common Stock are granted at the conclusion of each Annual Meeting of Stockholders. If a non-employee director first becomes a director on a date other than an Annual Meeting date, an option covering 2,000 shares of our Common Stock will be granted to such non-employee director on his or her first date of Board service. The purchase price of our Common Stock covered by these options is the fair market value of our Common Stock on the date the option is granted.

     The Director Stock Plan also provides that each non-employee director will receive at least 25% of the annual retainer fee in the form of our Common Stock and/or options to acquire our Common Stock. Each director may elect a greater percentage. Options granted under this part of the Director Stock Plan are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees.

     In order to continue to attract and retain non-employee directors of exceptional ability and experience, we also maintain a Fee Continuation Plan for Non-Employee Directors. Under the plan, benefits will be payable to a person who serves as a non-employee director for at least five years. The annual benefit will equal the annual retainer fee in effect when the director retires from the Board. Benefits will be paid for each year of the participant's credited service as a director up to a maximum of 10 years.

            ITEM B ON PROXY CARD -- APPROVAL OF 1999 INCENTIVE PLAN

     Our Board of Directors has adopted and approved a compensation plan sponsored and maintained by the Company, namely the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended (the "Incentive Plan"). The continued effectiveness of the Incentive Plan after the date of the Annual Meeting is subject to the approval of the Incentive Plan by our stockholders. Stockholder approval of the Incentive Plan is desired, among other reasons, to ensure the tax deductibility by the Company of awards under the Incentive Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Approval of the Incentive Plan by the stockholders requires the affirmative vote of at least a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to approve the Incentive Plan. If you abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. Brokers will not have any discretionary voting privilege with respect to this proposal.

     The following summary of the Incentive Plan is qualified in its entirety by reference to the complete text of such plan, which appears as Annex A to this Proxy Statement.

1999 INCENTIVE PLAN

     ADMINISTRATION. The Incentive Plan is administered by the Personnel and Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has sole discretion to interpret the Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, issue new options in substitution for previously granted options, and take such other actions as it deems necessary or advisable. With respect to participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate its authority under the Incentive Plan to one or more officers or employees of the Company.

     AMOUNT OF STOCK. The Incentive Plan provides for awards of up to 4,000,000 shares of TDY Common Stock, 2,650,000 of which may be allocated to awards of incentive stock options as defined in Section 422 of the Code ("incentive stock options"). If the number of shares of Common Stock issued and outstanding is increased after January 26, 2000, the number of shares available for issuance under the Incentive Plan will be increased by an amount equal to 10% of the increase. The number of shares available for issuance under the Incentive Plan is subject to anti-dilution adjustments upon the occurrence of significant corporate events. The shares of Common Stock offered under the Incentive Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company. Shares underlying awards that are terminated, canceled or forfeited may be subject to new awards under the Incentive Plan.

     ELIGIBILITY AND PARTICIPATION. All officers and key employees of the Company or any of its subsidiaries are eligible to participate, including officers who are also directors of the Company or its subsidiaries. The Committee may also grant awards to non-employees who, in the judgment of the Committee, render significant service to the Company or any of its subsidiaries. No participant can receive awards under the Incentive Plan in any calendar year in respect of more than 750,000 shares of our Common Stock and $3 million in cash. At March 15, 2000, approximately 200 employees participated in one or more programs under the Incentive Plan.

     ASSUMPTION OF ATI AWARDS. The Company has reserved shares of Common Stock for issuance under the Incentive Plan that may be issued with respect to the assumption by the Company of stock awards previously issued by ATI under an Employee Benefits Agreement entered into in connection with the spin-off of the Company by ATI on November 29, 1999.

     In accordance with the Employee Benefits Agreement, outstanding options to acquire ATI common stock issued under ATI benefit plans and held by our employees at the time of the spin-off were converted into options to purchase shares of TDY Common Stock. The number of shares the option holder is able to purchase and the exercise price of the options were adjusted in the conversion based on the relationship of the ATI stock price at the close of business on November 29, 1999 (the distribution date) ($14.3125) and the TDY stock price at the opening of business on November 30, 1999 (the first day of "regular way" trading of TDY Common Stock on the New York Stock Exchange) ($9.375). While the shares underlying the converted options will be issued under the Incentive Plan, the converted options otherwise continue to be and become exercisable on the terms and conditions set forth in the original ATI benefit plans.

     The following table describes options to purchase our Common Stock issued as a result of such conversion and otherwise granted after the spin-off under the Incentive Plan as of March 15, 2000. As a point of reference, the closing price of TDY Common Stock as reported by the New York Stock Exchange on April 3, 2000 was $15.8125 per share.

               OUTSTANDING OPTIONS UNDER THE 1999 INCENTIVE PLAN

                                           NUMBER OF
                                             SHARES
                                           UNDERLYING
                                            OPTIONS     EXERCISE PRICE
NAME                                        GRANTED       ($/SHARE)       EXPIRATION DATE
----                                       ----------   --------------   ------------------
Robert Mehrabian.........................      1,527        $13.59          August 16, 2006
                                               1,487        $ 9.41        December 12, 2006
                                               7,031        $ 9.96          January 2, 2007
                                               1,527        $17.60              May 1, 2007
                                               1,652        $11.50          January 2, 2008
                                              30,534        $16.95        February 11, 2008
                                              30,534        $13.35        December 17, 2008
                                             300,000        $ 8.94        November 30, 2009
                                              60,000        $ 9.67         January 25, 2010
Stefan C. Riesenfeld.....................     75,000        $ 8.94        November 30, 2009
                                              20,000        $ 9.67         January 25, 2010
John T. Kuelbs...........................     70,000        $ 8.94        November 30, 2009
                                              20,000        $ 9.67         January 25, 2010
Nicholas L. Blauwiekel...................     20,000        $ 8.81            March 9, 2010
Dale A. Schnittjer.......................     14,695        $ 8.42            June 29, 2005
                                              11,450        $16.95        February 11, 2008
                                              11,450        $13.35        December 17, 2008
                                              10,000        $ 9.67         January 25, 2010
Executive Group (5 persons)..............    686,887            (a)                      (b)
Non-Executive Officer Employee Group (197
  persons)...............................  2,020,686            (c)                      (d)

-------------------------

(a) Exercise prices range from $8.42 per share to $17.60 per share.

(b) Expiration dates range from June 29, 2005 to March 9, 2010.

(c) Exercise prices range from $5.57 per share to $16.95 per share.

(d) Expiration dates range from May 1, 2000 to March 9, 2010.

     In addition, as a result of the spin-off and in accordance with the Employee Benefits Agreement, the three-year award period under the ATI Performance Share Program (the "ATI PSP") established in 1998 was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. Shares of TDY Common Stock were issued under the Incentive Plan with respect to the first installment of the terminated and shortened ATI PSP award, effective February 22, 2000, as follows:

                                             NUMBER OF
                                              SHARES
                                            POTENTIALLY
                                             ISSUABLE
                             NUMBER OF      (REMAINING
NAME                       SHARES ISSUED   INSTALLMENTS)
----                       -------------   -------------
Robert Mehrabian.........      7,646            15,291
Dale A. Schnittjer.......      1,807             3,612
Executive Group (2
  persons)...............      9,453            19,533
Non-Executive Officer
  Employee Group (17
  persons)...............     32,258            69,048

     See also the table entitled "ATI Performance Share Program Awards" at page 30.

     As a result of the spin-off, in accordance with the Employee Benefits Agreement and the ATI Stock Acquisition and Retention Program, 24,921 restricted shares were issued under the Incentive Plan to Dr. Mehrabian and an aggregate of 71,167 shares to six other TDY employees who had been participants in the ATI Stock Acquisition and Retention Program.

     AMENDMENT OR TERMINATION. The Incentive Plan has no fixed expiration date. The Committee establishes expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options, the Incentive Plan will expire 10 years from its effective date. The Board of Directors of the Company has the power to amend or terminate the Incentive Plan at any time. However, the Board will seek stockholder approval of any amendment requiring such approval and no amendment or termination of the Incentive Plan will, without the applicable participant's consent, adversely affect an award under the Incentive Plan.

     STOCK OPTIONS. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination of incentive and non-qualified stock options. The terms and conditions of stock option grants, including the quantity, price, waiting periods, and other conditions on exercise, are determined by the Committee. Incentive stock option grants are to be made in accordance with
Section 422 of the Code.

     The exercise price for stock options is determined by the Committee at its discretion, provided that the exercise price per share for each incentive stock option must be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

     Restoration options may be granted in connection with the exercise of non-qualified stock options which a participant exercises by delivering shares of Common Stock or by having withheld shares from those otherwise issuable upon the exercise of non-qualified stock option, or with respect to which the participant's tax withholding liability is met by delivering shares or having shares withheld. In general, a restoration option entitles the holder to purchase a number of shares of Common Stock equal to the number of shares so delivered or withheld upon exercise of the original option. A restoration option will have a per share exercise price of not less than the fair market value of the underlying shares of Common Stock on the date of grant of the restoration option and have a term equal to the remaining term of the original option at the time that the original option is exercised.

     Generally, the Committee has discretion to establish in each award agreement under the Incentive Plan the circumstances in which a participant's termination of employment with the Company or one of its subsidiaries will affect the participant's options. Currently, it is anticipated that the following rules will apply to the treatment of options upon a termination of employment.

     Except as described below, if an option holder's employment ends, any options that are not then vested will terminate immediately. Any options that are then vested will terminate on the earlier of:

- The scheduled expiration date set forth in the award agreement under which the options were granted; or

- Whichever of the following dates is applicable to the option holder:

     - Death -- options vest in full and are exercisable by the option holder's beneficiary for one year after the date of death.

     - Retirement or Disability -- options will continue to vest and become exercisable in accordance with the stock option agreement for the remaining term of the option.

     - Any Reason Other than Death, Disability or Retirement -- vested options will continue to be exercisable for 30 days after the date the option holder's employment ends.

     Subject to the Committee's discretion, payment for Common Stock on the exercise of stock options may be made in cash, Common Stock, a combination of cash and Common Stock or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

     STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. SARs entitle a participant to receive, upon exercise of the SAR, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised. Upon exercise of SARs issued in tandem with stock options, the number of shares of Common Stock covered by the SAR's related stock option, if any, are correspondingly reduced.

     SARs granted in tandem with options are generally governed by the same terms and conditions as govern the related stock option and may only be exercised to the extent the related stock option is exercisable.

     The exercise prices of SARs are determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of SARs, payment is made in cash or in shares of Common Stock, or a combination of cash and shares of Common Stock, as determined at the discretion of the Committee.

     RESTRICTED SHARES. The Committee may award to a participant shares of Common Stock subject to specified restrictions ("Restricted Shares"). The Restricted Shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period (the "Forfeiture Period") and/or the attainment of specified performance targets over the Forfeiture Period. The Committee determines the terms and conditions of Restricted Share awards.

     Participants who have been awarded Restricted Shares will have all of the rights of a holder of outstanding Common Stock, including the right to vote such shares and to receive dividends. During the Forfeiture Period, the Restricted Shares are nontransferable and may be held in custody by the Company or its designated agent, or if the certificate contains a proper restrictive legend, by the participant. Upon the lapse or release of all restrictions, an unrestricted certificate will be provided to the participant.

     The Committee, in its sole discretion, may waive all restrictions with respect to a Restricted Share award under certain circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) subject to such terms and conditions as it deems appropriate.

     In or about mid-2000, we contemplate establishing a Restricted Share Program under the Incentive Plan to replace the ATI Stock Acquisition and Retention Program.

     PERFORMANCE AWARDS. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, Common Stock or a combination thereof, as determined by the Committee.

     Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee and may, but need not, include specified levels of earnings per share, return on investment, return on stockholders' equity and/or such other goals related to the Company's or the individual's performance as are deemed appropriate by the Committee. When circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, in its discretion, may adjust the performance targets.

     If a participant terminates employment prior to the end of an award period, the participant generally will forfeit all rights to any performance award, unless otherwise provided by the Committee. The Committee, in its discretion, may determine to pay all or any portion of a performance award to a participant who has terminated employment prior to the end of an award period under certain circumstances (including death, disability, retirement or a material change in circumstances arising after the date of grant).

     In January 2000, the Committee established a three-year award performance cycle commencing January 1, 2000. There are 31 participants in the Performance Share Program for this cycle. The following table sets forth for the 2000-2003 award period. The amounts included in the Estimated Future Payout columns represent the potential payments of Common Stock and cash to the named officers depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year award period. Participants will not receive any payment of Common Stock or cash under the program if TDY and/or the designated business unit do not achieve the threshold level of performance objectives during the award period.

            PERFORMANCE SHARE PROGRAM -- ESTIMATED POTENTIAL PAYOUTS

                         NUMBER OF                                  ESTIMATED FUTURE PAYOUTS UNDER
                          SHARES,                                     NON-STOCK PRICE-BASED PLANS
                         UNITS OR        PERFORMANCE OR OTHER     -----------------------------------
                           OTHER        PERIOD UNTIL MATURATION   THRESHOLD     TARGET      MAXIMUM
NAME                    RIGHTS (#)             OR PAYOUT          ($ OR #)     ($ OR #)     ($ OR #)
----                   -------------   -------------------------  ---------   ----------   ----------
Robert Mehrabian.....      *           2000-2002 award period     $ 62,500    $  250,000   $  500,000
                                       (2003-2005 payout period)    12,940        51,760      103,520

Stefan C.
  Riesenfeld.........      *           2000-2002 award period     $ 31,250    $  125,000   $  250,000
                                       (2003-2005 payout period)     6,470        25,880       51,760

John T. Kuelbs.......      *           2000-2002 award period     $ 28,646    $  114,583   $  229,167
                                       (2003-2005 payout period)     5,931        23,723       47,447

Nicholas L.
  Blauwiekel.........      *           2000-2002 award period     $ 21,875    $   87,500   $  175,000
                                       (2003-2005 payout period)     4,529        18,116       36,232

Dale A. Schnittjer...      *           2000-2002 award period     $ 13,750    $   55,000   $  110,000
                                       (2003-2005 payout period)     2,847        11,387       22,774

Executive Group......      *           2000-2002 award period     $158,021    $  632,083   $1,264,167
(5 persons)                            (2003-2005 payout period)    32,717       130,866      261,732

Non-Executive
  Officer............      *           2000-2002 award period     $279,341    $1,117,364   $2,234,727
Group (26 persons)                     (2003-2005 payout period)    57,835       231,338      462,676

-------------------------

* The amount of the award is based on the base salary at the beginning of the award period. Two-thirds of the award is to be paid in TDY Common Stock, with the number of shares based on the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange on the date the Committee approved the award period (January 25, 2000). One-third of the award is to be paid in cash.

     OTHER AWARDS. The Committee is authorized to grant any stock purchase rights (with or without loans to participants by the Company) or any other cash awards, Common Stock awards or other types of awards which are valued in whole or in part by reference to the value of Common Stock. The Committee at its discretion will determine the terms and conditions of such awards and the participants eligible for such awards.

     SHORT-TERM CASH AWARDS. The Incentive Plan authorizes performance-based annual cash incentive compensation to be paid to covered employees subject to
Section 162(m) of the Code. The material terms of the annual incentive compensation feature of the Incentive Plan are as follows:

- The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to
  Section 162(m) of the Code.

- The targets for annual incentive payments to "covered employees" (as defined in Section 162(m) of the Code), will consist only of the performance targets discussed under the section titled "Performance Awards" above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

- In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment under the applicable payment schedule. The Committee will have the flexibility, based on its business judgment, to reduce this amount.

- The annual incentive award feature of the Incentive Plan will not be operational until fiscal year 2000.

     CHANGE IN CONTROL. In general, events that constitute a change in control include:

- acquisition by a person, other than the Company, one of its subsidiaries or a Company benefit plan, of 25% or more of the outstanding Common Stock;

- the individuals who constitute the Board as of the effective date of the Incentive Plan (the "Incumbent Board") no longer constitute at least two-thirds of the Board without prior approval by a majority vote of the Incumbent Board;

- approval by the stockholders of the Company of a reorganization, merger or consolidation; or

- approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or sale or other disposition of substantially all of the assets of the Company.

     In the event of a change in control, stock options and SARs immediately become exercisable, the restrictions on all Restricted Shares lapse and all performance awards immediately become payable.

     TAX CONSEQUENCES. The following is a summary of the principal federal income tax consequences of Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive. It does not describe state, local or foreign tax consequences.

     STOCK OPTIONS. The participant incurs no tax, and no amount is deductible by the Company, upon the grant of a stock option. At the time of exercise of a non-qualified stock option, the difference between the exercise price and the fair market value of Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of the option.

     In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss.

     In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income, to the extent of the excess of the fair market value of Common Stock on the date of exercise over the exercise price, and capital gain, to the extent of the excess of the amount realized on the sale of the Common Stock over the optionee's basis in the Common Stock (generally, the exercise price plus any ordinary income paid with respect to such earlier disposition) and the Company will be entitled to a deduction, equal to the amount of ordinary income recognized by the participant, when recognized by the participant. Whether the capital gain recognized is long-term or short-term will depend upon whether the one-year capital gain holding period has been met.

     SARs. A participant will not recognize any income at the time of grant of SARs. Upon the exercise of SARs, the cash and the value of any Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

     RESTRICTED SHARES. A participant will normally not recognize taxable income upon an award of Restricted Shares, and the Company will not be entitled to a deduction, until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of Common Stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under
Section 83(b) of the Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss. If, after making a Section 83(b) election, any Restricted Shares are forfeited, or if the fair market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a tax deduction for the loss.

     PERFORMANCE AWARDS AND OTHER AWARDS. Normally, a participant will not recognize taxable income upon the award of such grants. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company will also then be entitled to a deduction in the same amount.

     DISCRETIONARY GROSS-UP FOR TAXES. The Committee has discretion as to any award under the Incentive Plan to grant a participant a separate cash amount at exercise, vesting or lapse of restrictions to meet mandatory tax withholding obligations or reimburse a participant for any individual taxes paid.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      APPROVAL OF THE 1999 INCENTIVE PLAN.

          ITEM C ON PROXY CARD -- RATIFICATION OF INDEPENDENT AUDITORS

     Ernst & Young LLP has served as independent auditors for the Company since the November 29, 1999 spin-off. Ernst & Young LLP had served as independent auditors for ATI since August 15, 1996, when Allegheny Ludlum Corporation combined with Teledyne, Inc. Prior to the combination, it had served as independent auditors of Allegheny Ludlum Corporation since 1980. The Board of Directors believes that Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as independent auditors for 2000. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board will reconsider the appointment of independent auditors. It is expected that representatives of Ernst & Young LLP will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE FOR RATIFICATION OF THE SELECTION
                          OF THE INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the three action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Dr. Robert Mehrabian, President and Chief Executive Officer of TDY, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

                          STOCK OWNERSHIP INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require that Teledyne Technologies disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 1999.

FIVE PERCENT OWNERS OF COMMON STOCK

     As of February 15, 2000, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of TDY Common Stock.

     In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                          AMOUNT AND NATURE OF   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP   OF CLASS
------------------------------------                      --------------------   --------
Richard P. Simmons(1)...................................     2,529,667 shs.        9.5%
1000 Six PPG Place
Pittsburgh, PA 15222

Caroline W. Singleton(2)................................     1,999,900 shs.        7.5%
Sole Trustee of the Singleton Family Trust
335 North Maple Drive, Suite 177
Beverly Hills, CA 90210

-------------------------

(1) Mr. Simmons filed an amendment to his Schedule 13G on February 14, 2000. Mr. Simmons has the sole power to direct the voting of 2,495,682 shares, and sole power to direct the disposition of 1,341,198 of these shares. Mrs. Richard P. Simmons has the sole power to direct the disposition of 1,154,484 of these shares. Mr. Simmons disclaims beneficial ownership of 33,985 shares, shown in the table, that are owned by R.P. Simmons Family Foundation, a private charitable foundation with respect to which Mr. Simmons serves as trustee.

(2) Caroline W. Singleton, as sole trustee of the Singleton Family Trust, filed a Schedule 13G dated February 10, 2000. Mrs. Singleton has the sole voting power to direct the voting of, and the sole power to direct the disposition of, all 1,999,900 shares.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the shares of Common Stock reported to the Company as beneficially owned as of February 15, 2000 by the nominees for director, the continuing directors and other statutory insiders of the Company.

                                        SHARES        SHARES THAT           TOTAL SHARES
                                     BENEFICIALLY   MAY BE ACQUIRED   PERCENTAGE IF 1% OR MORE
BENEFICIAL OWNER                        OWNED       WITHIN 60 DAYS      OF SHARES OUTSTANDING
----------------                     ------------   ---------------   -------------------------
Robert Mehrabian...................     47,464(a)       36,112              *

Stefan C. Riesenfeld...............     19,500               0              *

John T. Kuelbs.....................     20,000               0              *

Nicholas L. Blauwiekel.............          0               0              *

Dale A. Schnittjer.................        175          26,143              *

Robert P. Bozzone (b)..............    759,525               0                   2.8%

Paul S. Brentlinger (b)............      8,076               0              *

Frank V. Cahouet...................        527(c)            0              *

Thomas A. Corcoran.................     22,569               0              *

Diane C. Creel.....................        648               0              *

C. Fred Fetterolf (b)..............      3,244               0              *

Charles J. Queenan, Jr. (b)........    109,544               0              *

All directors and executive
  officers as a group (12
  persons).........................    991,272          62,255                   3.9%

-------------------------

(a) This amount includes 7,646 shares of TDY Common Stock issued to Dr. Mehrabian on February 22, 2000 in connection with the first installment paid under the terminated and shorted ATI PSP.

(b) The amounts shown include shares to which beneficial ownership is disclaimed as follows: 34,285 shares owned by Mr. Bozzone's wife; 28 shares held by Mr. Brentlinger's wife; 371 shares owned by the Fetterolf Family Foundation; and 12,428 shares owned by Mr. Queenan's wife.

(c) The amount includes 500 shares of TDY Common Stock purchased on March 14, 2000.

                     1999 REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee (together, the "Committee") of the Board of Directors of Teledyne Technologies Incorporated ("TDY" or the "Company"). In some discussions of the stock awards to the named officers in the Summary Compensation Table, the term "Committee" refers to the Stock Incentive Award Subcommittee. This report is not incorporated by reference into any of the Company's registration statements filed under the Securities Act of 1933.

     Effective November 29, 1999, the Company was spun-off from Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI"). In connection with the spin-off, TDY's executive compensation program was established, having its genesis in the program established by ATI. Pursuant to the Employee Benefits Agreement dated November 29, 1999, between the Company and ATI executed in connection with the spin-off (the "Employee Benefits Agreement"), the Company was contractually required to take various actions with respect to certain executive benefit plans and programs. Since the spin-off, the Committee has recognized that the Company may need to modify, and has begun to modify, its executive compensation program to be more competitive and aligned with high technology businesses (as compared to specialty metals), which in turn it believes would better assure attraction and retention of quality management. The Committee did not engage any outside executive compensation consultant with respect to TDY's current executive compensation program. The Committee has considered publicly available market and other data on executive compensation matters.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Committee has determined that total compensation for TDY executives would be comprised of three general characteristics:

- It will be competitive in the aggregate, using a set of business and labor market competitors (by industry segment, as appropriate) to gauge the competitive market place.

- It will be performance oriented, with a substantial portion of the total compensation tied to internal and external measures of company performance.

- It will promote long-term careers at TDY.

     Consistent with these characteristics, the Committee adopted the following policy for base salaries, short-term incentives and long-term incentives.

- Base Salary: Base salary for all management positions will be at the unit's industry/market median for comparable positions unless there are sound reasons, such as competitive factors, for varying significantly from industry medians. "Judgment" will always be the guiding factor in base salary determinations, as well as any other compensation issue. No system should be so rigid that it prevents the use of judgment.

- Short-Term Incentives: Annual Incentive Plan ("AIP") awards will allow for competitive cash compensation, based on the achievement of predefined performance measures, with up to 200 percent of the target award paid in the case of significant over-achievement. The majority of the award will be based on financial performance achievement, with a smaller portion tied to the achievement of pre-established individual goals. Commencing with the AIP for 2000, 40 percent of the award will be tied to the achievement of predetermined levels of operating profit, 25 percent to the achievement of predetermined levels of revenue, 15 percent to the achievement of predetermined levels of managed working capital and 20 percent to the achievement of specific individual performance objectives. A discretionary adjustment of +/- 20 percent will be allowed, though aggregate adjustments will not exceed +5 percent. All awards will be paid from a pool equal to 7.5 percent of operating profit, subject to modification by the Committee. No AIP bonus, however, will be earned unless the operating profit is positive, after accruing for bonus payments and that operating profit is at least 75 percent of the operating plan, subject in each case to modification by the Committee.

- Long-Term Incentives: Long-term incentives will consist of three components:

     - Stock options, which will be awarded annually to all key employees who are nominated by management to receive an award and approved by the Committee. In practice, the amount of the award generally will depend on the executive's salary grade and position.

     - A three-year Performance Share Program ("PSP") opportunity, with a new "cycle" beginning every three years for selected officers and key executives. The PSP provides grants of performance share units which key Company officers and executives may earn if specified performance objectives are met over a three-year period. Beginning with the three-year award period commencing January 1, 2000, 40 percent of the PSP award will be based on the achievement of specified levels of operating profit, 30 percent on the achievement of specified levels of revenue and 30 percent on the achievement of specified levels of return to shareholders. For the three-year aggregate return to shareholders performance measure, the S&P SmallCap 600 Index (on which TDY is included) is the benchmark. No awards will be made if the three-year aggregate operating profit is less than 75 percent of target. A maximum of 200 percent for each component can be earned if 120 percent of target is achieved. Awards will generally be paid to the participants in three annual installments after the conclusion of the performance cycle so long as they remain employed by TDY (with exceptions for retirement, disability and death). If the units are earned, two-thirds will be paid in TDY Common Stock and one-third will be paid in cash.

     - A Restricted Stock Plan opportunity, which will be granted to selected officers and key executives. The Committee expects to implement the Restricted Stock Plan by mid-2000. It will replace the Stock Acquisition and Retention Program established by ATI.

1999 COMPENSATION

  Short-Term Incentives

     Annual Incentive Plan. In 1999, awards under the AIP ranged from zero to 189 percent of the target incentives because the targets and levels of achievement varied by business unit. For 1999, 40 percent of the award was based on the achievement of predetermined levels of operating income, 40 percent was based on the achievement of predetermined levels of return on capital employed and 20 percent was tied to the achievement of specific individual objectives. The bonus column of the Summary Compensation Table contains the award for 1999 for each of the named officers.

  Long-Term Incentives

     Stock Options. ATI made one annual award of stock options at the beginning of 1999. At the time of the spin-off, under the Employee Benefits Agreement, outstanding options to acquire ATI common stock issued under ATI benefit plans and held by TDY employees were converted into options to purchase shares of TDY Common Stock. The number of shares the option holder is able to purchase and the exercise price of the options were adjusted in the conversion based on the relationship of ATI stock price at the close of business on November 29, 1999 (the distribution date) ($14.3125) and the TDY stock price at the opening of business on November 30, 1999 (its first day of "regular way" trading on the New York Stock Exchange) ($9.375).

     In connection with the spin-off, stock options were granted under the Teledyne Technologies Incorporated 1999 Incentive Plan (the "1999 Incentive Plan") to Robert Mehrabian (300,000 shares), Stefan C. Riesenfeld (75,000 shares), John T. Kuelbs (70,000 shares) and selected other members of executive manage-ment, primarily as part of recruitment and retention initiatives.

     Performance Share Program. As a result of the spin-off and in accordance with the Employee Benefits Agreement, the three-year award period under the ATI Performance Share Program ("ATI PSP") established in 1998 was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999, with targets based on the 1998 and 1999 business plans. The award was based on achievement of specified levels of revenue, earnings and return on capital employed during the two-year period. Awards ranged from 72.6 percent to 154.5 percent of the target incentives because the targets and levels of achievement varied by business unit. Under the circumstances and in accordance with the plan, the Committee changed the manner of calculating the stock portion of the award, determining that the stock price to be used for the stock portion of the award would be based on the average of the high and low stock prices of TDY's Common Stock on January 25, 2000. Of the named officers in the Summary Compensation Table, only Dr. Mehrabian and Mr. Schnittjer participated in the ATI PSP.

     ATI Stock Acquisition and Retention Program (the "ATI SARP"). As a result of the spin-off, under the Employee Benefits Agreement, participants employed by TDY who had purchased or designated shares of ATI stock received distributions of common stock of TDY and Water Pik Technologies, Inc. on the purchased or designated ATI shares. The shares they received in the spin-off as well as the original ATI shares continue to be held as collateral for loans for the purchased shares, all of which were retained by ATI, until the loans are fully paid. Restricted shares issued under the ATI SARP to TDY employees were converted into shares of TDY Common Stock and continue to bear the restrictions set forth in the original ATI SARP.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     After the spin-off, the Committee recommended and the Board of Directors approved Change in Control Severance Agreements for the named officers and selected other key executives. In entering into the Agreements, the Committee desired to assure that TDY will have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in the employ of the Company. The Committee believes that, should the possibility of a change in control arise, it imperative that TDY be able to receive and rely upon its executives' advice, if requested, as to the best interests of the Company and its stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

- A cash payment equal to three times (in the case of Dr. Mehrabian and Messrs. Riesenfeld and Kuelbs and three other executives) or two times (in the case of eight other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the AIP bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

- A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

- Payment in cash for unpaid PSP awards, assuming applicable goals are met at 120 percent of performance.

- Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

- Immediate vesting of all stock options, with options being exercisable for the full remaining term.

- Removal of restrictions on restricted stock issued by the Company under any Stock Acquisition and Retention Program or any replacement plans (i.e. the Restricted Stock Plan).

- Full vesting under the Company's pension plans (within legal parameters).

- Up to $25,000 reimbursement for actual professional outplacement services.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Committee determined the 1999 compensation of Robert Mehrabian, President and Chief Executive Officer, in accordance with the general compensation philosophy described above. The Committee recommended and the Board of Directors approved an Employment Agreement dated as of December 21, 1999 (the "Employment Agreement") between the Company and Dr. Mehrabian, which provides that the Company shall employ him as the President and Chief Executive Officer and which supplements his Change in Control Severance Agreement of the same date. The Employment Agreement memorializes arrangements arising out of a pre-spin-off letter agreement made by Richard Simmons, Chairman of ATI, when Dr. Mehrabian first joined ATI. The Employment Agreement terminates on December 31, 2000, but effective November 1, 2000, it may be extended annually unless either party gives the other written notice prior to October 31 of such term that it will not be extended.

     In setting Dr. Mehrabian's base salary of $500,000, the Committee considered base salaries of comparably situated executives, finding that Dr. Mehrabian's base salary was within the median range.

     Dr. Mehrabian received an award of $450,000 under the Annual Incentive Plan for 1999. In determining the AIP award to Dr. Mehrabian, the Committee acknowledged and commended the efforts and leadership of Dr. Mehrabian and the manner in which he handled the multitude of difficult issues associated with the spin-off transaction. The Committee reviewed the AIP award paid by ATI to Dr. Mehrabian in 1998. The Committee also determined that while the spin-off occurred on November 29, 1999, Dr. Mehrabian had in effect acted as the chief executive officer of the Company since July 1999. Consequently, the Committee determined as permitted by the plan that Dr. Mehrabian's AIP bonus should be calculated using the 80 percent factor applicable to the chief executive officer for the five-month period from August 1999 through December 1999. In arriving at the award amount, the Committee considered Dr. Mehrabian's performance in light of the Company's performance against targeted levels of operating profit and return on capital employed. The Committee noted that:

- the Company's operating profit was 95.8 percent of plan.

- the Company's return on capital employed was 102.3 percent of plan; and

- Dr. Mehrabian had achieved 120 percent of his individual goals.

Hence, the Committee approved an award of $401,721. The full Board of Directors, recognizing Dr. Mehrabian's exemplary service during the spin-off transition and for his recruitment efforts, increased the amount paid to $450,000.

     Under the shortened ATI PSP, the Committee determined Dr. Mehrabian had achieved 113.5 percent of the target incentives. As a result, Dr. Mehrabian will receive $110,899 in cash and 22,937 shares of TDY Common Stock, each payable in one-third increments over the next three years.

     As a result of the spin-off, in accordance with the Employee Benefits Agreement and under the ATI SARP, Dr. Mehrabian holds 24,921 restricted shares of TDY Common Stock.

     In connection with the spin-off, and in accordance with his Employment Agreement, the Committee granted Dr. Mehrabian stock options for 300,000 shares of TDY Common Stock, with an exercise price of $8.94, exercisable in one-third increments commencing November 30, 2000 and having a 10-year term.

     The Employment Agreement provides Dr. Mehrabian with a non-qualified pension arrangement, continuing his agreement with ATI. The Company has agreed to pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under the Company's qualified pension plan, an annual amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company for awards to be paid under the 1999 Incentive Plan that would not satisfy the requirements of Section 162(m).

     Submitted by:

     The Personnel and Compensation Committee

          Charles J. Queenan, Jr., Chair
          Diane C. Creel
          C. Fred Fetterolf

     The Stock Incentive Award Subcommittee

          Diane C. Creel, Chair
          C. Fred Fetterolf

Dated: February 16, 2000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee or Stock Incentive Award Subcommittee is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 1999 and 2000. Mr. Queenan does not participate in the firm's earnings or profits. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company, that is required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information about the compensation paid by TDY and, pre-spin-off, by ATI to our President and Chief Executive Officer for fiscal 1999, 1998 and 1997. It also sets forth information about compensation paid to each officer of the Company required to file reports under Section 16 of the Securities Exchange Act of 1934 (the "named officers") for fiscal 1999. Dr. Mehrabian, our President and Chief Executive Officer, is the only executive officer who was employed as an executive officer by ATI during fiscal 1997 and 1998. Mr. Riesenfeld and Mr. Kuelbs joined ATI in anticipation of the spin-off on July 26, 1999 and October 18, 1999, respectively. Mr. Schnittjer became an executive officer of TDY on November 29, 1999, in connection with the spin-off.

                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                  ANNUAL COMPENSATION              -----------------------
                                       -----------------------------------------    RESTRICTED    OPTIONS
        NAME AND             FISCAL                              OTHER ANNUAL         STOCK       (SHARES)      ALL OTHER
   PRINCIPAL POSITION         YEAR     SALARY($)   BONUS($)   COMPENSATION($)(1)   AWARDS($)(2)     (3)      COMPENSATION($)
   ------------------      ----------  ---------   --------   ------------------   ------------   --------   ---------------
Robert Mehrabian.........     1999      408,334    450,000         359,508(4)        166,566      300,000        740,421(5)
President and                 1998      370,833    501,120           6,171           170,991       61,068        226,492(6)
Chief Executive Officer       1997      145,833    160,000               0                 0            0          9,696
                           (5 months)

Stefan C. Riesenfeld.....     1999     $130,769     78,852               0                 0       75,000        $87,663(7)
Executive Vice President
and Chief Financial
Officer

John T. Kuelbs...........     1999       92,497     34,498               0                 0       70,000              0
Senior Vice President,
General Counsel
and Secretary

Dale A. Schnittjer.......     1999      144,655     65,113               0                 0            0         14,309(8)
Controller

-------------------------

(1) In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named officers.

(2) Represents the closing market price on the award date of ATI restricted stock awarded to Dr. Mehrabian under the ATI Stock Acquisition and Retention Program. Such shares were converted into shares of TDY Common Stock in connection with the spin-off. ATI had paid dividends on the restricted shares. On December 31, 1999, the number of shares (and closing price of such shares, if unrestricted) held by Dr. Mehrabian under the Program were:
    24,921 shares ($235,192). Prior to 1998, Dr. Mehrabian was not eligible to participate in the Program.

(3) Reflects options granted under ATI's Incentive Plan as converted into options to purchase shares of TDY Common Stock in connection with the spin-off. Does not include options awarded to Dr. Mehrabian in 1998 under ATI's Non-Employee Director Stock Compensation Plan for his service as a director of ATI before becoming an employee of ATI.

(4) Includes one-time tax reimbursement of $353,658 relating to the ATI Stock Acquisition and Retention Program.

(5) Includes annual accruals for possible future payments to Dr. Mehrabian under the ATI Supplemental Pension Plan in the amount of $314,846, company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan in the amount of $10,400, company contributions to the ATI Benefit Restoration Plan in the amount of $46,003, the dollar value of the benefits to Dr. Mehrabian of company paid premiums of split dollar life insurance in the amount of $11,960 and one-time non-cash imputed income of $357,212 arising in connection with the ATI Stock Acquisition and Retention Program.

(6) Includes annual accruals for possible future payments to Dr. Mehrabian under the ATI Supplemental Pension Plan in the amount of $182,068, company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan in the amount of $10,920, company contributions to the ATI Benefit Restoration Plan in the amount of $24,104, and the dollar value of the benefit to Dr. Mehrabian of the remainder of company-paid premiums for split-dollar life insurance in the amount of $9,400.

(7) Reflects aggregate relocation expenses paid on behalf of Mr. Riesenfeld.

(8) Includes company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan of $10,400 and company contributions to the ATI Benefit Restoration Plan in the amount of $3,908.83.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information on grants to Messrs. Mehrabian, Riesenfeld and Kuelbs of options to purchase TDY Common Stock pursuant to the 1999 Incentive Plan during the fiscal year ended January 2, 2000, which are reflected in the Summary Compensation Table. No options were granted to Mr. Schnittjer during such year.

                                                                                POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF     % OF TOTAL                               ASSUMED RATES OF STOCK PRICE
                         SECURITIES     OPTIONS      EXERCISE                  APPRECIATION FOR OPTION TERM(1)
                         UNDERLYING    GRANTED TO     OR BASE                 ---------------------------------
                          OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION    0%         5%            10%
NAME                      GRANTED     FISCAL YEAR    ($/SHARE)      DATE        $          $             $
----                     ----------   ------------   ---------   ----------   -----   -----------   -----------
Robert Mehrabian.......   300,000         61.5         8.94      11/30/2009      0     1,686,695     4,274,417

Stefan C. Riesenfeld...    75,000         15.4         8.94      11/30/2009      0       421,674     1,068,604

John T. Kuelbs.........    70,000         14.4         8.94      11/30/2009      0       393,562       997,364

All Optionees (6                                                 11/30/2009 -
  persons).............   487,500          100%      8.58-8.94   12/21/2009      0     2,740,880     6,945,928

-------------------------

(1) No gain to the optionee is possible without stock price appreciation, which will benefit all stockholders commensurately. The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of TDY Common Stock and overall stock market condition. There is no assurance that the values reflected in this table will be realized.

     Under the Employee Benefits Agreement, at the time of the spin-off of TDY from ATI, options to purchase shares of ATI common stock that were held by Dr. Mehrabian and other TDY employees were converted into options to purchase shares of TDY Common Stock. See the subsection entitled "Assumption of ATI Awards" and the table captioned "Outstanding Options under the 1999 Incentive Plan" under "Item B on Proxy Card -- Approval of the 1999 Incentive Plan -- 1999 Incentive Plan" at page 10.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     As shown in the table below, no options were exercised by Messrs. Mehrabian, Riesenfeld, Kuelbs or Schnittjer during fiscal 1999.

                                       NUMBER OF SECURITIES UNDERLYING IN-THE-MONEY
                                       --------------------------------------------         VALUE OF UNEXERCISED
                                     SHARES                     UNEXERCISED OPTIONS AT        OPTIONS AT FISCAL
                                   ACQUIRED ON      VALUE         FISCAL YEAR END(#)           YEAR END($)(2)
NAME                               EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
----                               -----------   -----------   -------------------------  -------------------------
Robert Mehrabian(1)..............       0             0             33,580/340,712               45/150,000

Stefan C. Riesenfeld.............       0             0                0/75,000                   */37,500

John T. Kuelbs...................       0             0                0/70,000                   */35,000

Dale A. Schnittjer...............       0             0              22,327/15,268                14,989/*

-------------------------

(1) Includes options to purchase shares of TDY Common Stock converted from options to purchase ATI common stock in connection with the spin-off under the Employee Benefits Agreement, which included options granted to Dr. Mehrabian under ATI's Non-Employee Director Stock Compensation Plan with respect to his service as a non-employee director of ATI.

(2) The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $9.44, which was the average of the high and low sale prices of a share of TDY Common Stock on the New York Stock Exchange on December 31, 1999. The "*" denotes that the relevant options were "out-of-the-money" at December 31, 1999, meaning the exercise price per share was greater than $9.44.

ATI PERFORMANCE SHARE PROGRAM AWARDS

     The following table sets forth information about awards for the three-year award period made in 1998 under the ATI Performance Share Program, which, as a result of the spin-off and in accordance with the Employee Benefits Agreement, was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. The amounts included in the Estimated Future Payouts columns represent the potential payment of TDY Common Stock and cash to the named officers depending on whether they remain employed by TDY (with exceptions for retirement, death and disability). The 2000 payout has been made.

                               NUMBER OF                                  ESTIMATED FUTURE PAYOUTS UNDER
                                SHARES,           PERFORMANCE               NON-STOCK PRICE-BASED PLANS
                               UNITS OR         OR OTHER PERIOD       ---------------------------------------
                                 OTHER         UNTIL MATURATION       2000 PAYOUT   2001 PAYOUT   2002 PAYOUT
NAME                           RIGHTS(#)           OR PAYOUT           ($ OR #)      ($ OR #)      ($ OR #)
----                           ---------   -------------------------  -----------   -----------   -----------
Robert Mehrabian.............      *        1998-1999 award period    7,646 shs.    7,646 shs.    7,645 shs.
                                           (2000-2002 payout period)  $   36,967    $   36,966    $   36,966

Dale A. Schnittjer...........      *        1998-1999 award period    1,807 shs.    1,806 shs.    1,806 shs.
                                           (2000-2002 payout period)  $    8,733    $    8,733    $    8,732

-------------------------

* The amount of the award is based on base salary at the beginning of the award period. Two-thirds of the award is to be paid in TDY Common Stock, with the number of shares based on the average of the high and low sale prices of a share of TDY Common Stock on the New York Stock Exchange on January 25, 2000 ($9.67). One-third of the award is to be paid in cash.

PENSION PLAN

     In connection with the spin-off, we adopted the Teledyne Technologies Incorporated Pension Plan on terms substantially similar to the parts of the ATI Pension Plan applicable to all of our employees, both active and inactive at our operations which perform government contract work and for our active employees at our operations which do not perform government contract work. The annual benefits payable under these parts of the pension plans to participating salaried employees retiring at or after age 65 is calculated under a formula which takes into account the participant's compensation and years of service. The Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a Pension Equalization/Benefit Restoration Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions.

     The following table illustrates the approximate annual pension that may become payable to a Teledyne Technologies employee in the higher salary classifications under our regular and supplemental pension plans.

                          ESTIMATED ANNUAL PENSIONS(1)

AVERAGE PAY IN HIGHEST                                     YEARS OF SERVICE(3)
60 MONTHS OF LAST 120                                 ------------------------------
MONTHS OF EMPLOYMENT(2)                                  15         20         30
-----------------------                               --------   --------   --------
     $ 200,000......................................  $ 46,277   $ 61,702   $ 92,553
        300,000.....................................    71,027     94,702    142,053
        400,000.....................................    95,777    127,702    191,553
        500,000.....................................   120,527    160,702    241,053
        600,000.....................................   145,277    193,702    290,553
        700,000.....................................   170,027    226,702    340,053
        800,000.....................................   194,777    259,702    389,553
      1,000,000.....................................   244,277    325,702    488,553

-------------------------

(1) The estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to deduction for Social Security benefits.

(2) For the period through December 31, 1994, for TDY employees who are in the higher salary classifications, compensation for the purposes of the plan was limited to an individual's base salary. Thereafter, plan compensation for those employees includes base salary and up to five annual incentive payments received on and after January 1, 1995.

(3) The maximum amount of service credited under the pension provisions applicable to our employees is 30 years of credited service.

                    EMPLOYMENT/CHANGE IN CONTROL AGREEMENTS

     The Company has an Employment Agreement with Dr. Mehrabian, which provides that the Company shall employ him as the President and Chief Executive Officer. The agreement terminates on December 31, 2000, but effective November 1, 2000 will be extended annually unless either party gives the other written notice prior to October 31 of each year of such term that it will not be extended. The agreement provides for a base salary of $500,000 and entitles Dr. Mehrabian to participate in Teledyne Technologies' annual incentive bonus plan and other executive compensation and benefit programs. The agreement provides Dr. Mehrabian with a non-qualified pension arrangement, under which the Company will pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under our qualified pension plan, an amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

     Messrs. Riesenfeld, Kuelbs and Blauwiekel were retained at annual base salaries of $300,000, $275,000 and $210,000, respectively, and are entitled to certain additional payments. Each of them is also entitled to participate in Teledyne Technologies' annual incentive bonus plan. In addition, at the spin-off date, Messrs. Riesenfeld and Kuelbs received options to purchase 75,000 shares and 70,000 shares, respectively, of TDY Common Stock.

     The Company has entered into Change in Control Severance Agreements with Dr. Mehrabian, each of the other named executive officers and 11 other key employees. The agreements have a three-year, automatically renewing term. Under the agreements, the executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than for cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

- A cash payment equal to three times (in the case of Messrs. Mehrabian, Riesenfeld, Kuelbs and Blauwiekel and three other executives) or two times (in the case of eight other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the Annual Incentive Plan ("AIP") bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

- A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

- Payment in cash for unpaid PSP awards, assuming applicable goals are met at 120 percent of performance.

- Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

- Immediate vesting of all stock options, with options being exercisable for the full remaining term.

- Removal of restrictions on restricted stock issued by the Company under any Stock Acquisition and Retention Program or any replacement plans (i.e. the Restricted Stock Plan).

- Full vesting under the Company's pension plans (within legal parameters).

- Up to $25,000 reimbursement for actual professional outplacement services.

                              CERTAIN TRANSACTIONS

SPIN-OFF AGREEMENTS

     We entered into several agreements with ATI in connection with the spin-off under which we have continuing obligations, some of which are described below and elsewhere in this Proxy Statement. These agreements are being described because seven of our eight directors are also directors of ATI. Our non-executive Chairman is also the President and Chief Executive Officer of ATI.

     SEPARATION AND DISTRIBUTION AGREEMENT. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement requires that we initiate a public offering of our Common Stock within eight months following the spin-off and complete the public offering within one year following the spin-off. It also requires that we use proceeds of the offering as contemplated by the tax-ruling request. In addition, it provides that until the third Annual Meeting of our stockholders held following the spin-off, at least a majority of our directors will also be members of the Board of Directors of ATI.

     EMPLOYEE BENEFITS AGREEMENT. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our businesses.

     Under the terms of the ATI SARP, Dr. Robert Mehrabian had delivered promissory notes, payable to ATI, as payment for the purchase price of ATI common stock purchased under the program. Under the Employee Benefits Agreement, notwithstanding the conversion of the restricted ATI shares into restricted TDY Common Stock, the loans evidenced by the promissory notes remain payable to ATI. On December 22, 1999, ATI reduced the total amount of the loans payable by Dr. Mehrabian by $357,211.97. As of December 31, 1999, after this reduction, Dr. Mehrabian was indebted to ATI under this program in the amount of $403,010.62.

     TAX SHARING AND INDEMNIFICATION AGREEMENT. The Tax Sharing and Indemnification Agreement allocates certain federal, state, local and foreign tax responsibilities and liabilities between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions (such as completing the public offering) that result in the spin-off not qualifying as a tax-free distribution.

     INTERIM SERVICES AGREEMENT. Under the Interim Services Agreement, ATI provides us with transitional administration and support services for a period of time not expected to exceed 12 months. The Interim Services Agreement provides that we pay ATI a fee approximating ATI's cost for such services plus 10 percent.

     TRADEMARK LICENSE AGREEMENT. Pursuant to the Trademark License Agreement, an affiliate of ATI granted us an exclusive license to use the "Teledyne" name and related logos, symbols and marks in connection with our operations. We pay an annual fee of $100,000 for this license and on November 24, 2004 have an option to purchase all rights and interests in the Teledyne marks for $412,000.

OTHER RELATIONSHIPS

     KIRKPATRICK & LOCKHART LLP. We retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 1999 and 2000. Charles
J. Queenan, Jr., a member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 26.

     MELLON BANK. Mr. Cahouet is a director of Mellon Financial Corporation. He had served as

Chairman, President and Chief Executive Officer of Mellon Financial Corporation and Mellon Bank, N.A., having retired on December 31, 1998. We maintain various arms-length banking relationships with Mellon Bank, N.A. Mellon Bank, N.A. is one of nine lenders under our $200 million credit facility, having committed to lend up to $33,750,000 under the facility. Mellon Bank, N.A. also serves as trustee under the Teledyne Technologies Incorporated Pension Plan. ChaseMellon Shareholder Services L.L.C. serves as the transfer agent and registrar. Notwithstanding these relationships, our Board of Directors has determined that Mr. Cahouet is "independent," within the meaning of the rules of the New York Stock Exchange, to serve on the Audit Committee of the Board of Directors.

     AHERF BANKRUPTCY. On January 5, 1998, as a consequence of assuming a position as the Chairman of the Board of Trustees of Allegheny General Hospital ("AGH"), Mr. Cahouet became a Trustee of AGH's parent entity, the Allegheny County Health Education and Research Foundation ("AHERF"). AHERF filed for bankruptcy in July 1998. AGH has not filed for bankruptcy. Several civil suits have been filed against the former officers and trustees of AHERF, including Mr. Cahouet, in connection with its bankruptcy.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from November 30, 1999, the first day of "regular way" trading in the Common Stock following the spin-off through December 31, 1999, as compared to the Standard & Poor's 500 Composite Index, the Standard & Poor's SmallCap 600 Index and the Dow Jones Aerospace & Defense Index. The graph assumes that $100 was invested on November 30, 1999.

                                    [GRAPH]

                         NOVEMBER 30, 1999    DECEMBER 31, 1999
                         -----------------    -----------------
Teledyne Technologies          $100                $102.03
Standard & Poor's 500
  Composite Index              $100                $104.46
Standard & Poor's
  SmallCap 600 Index           $100                $107.75
Dow Jones Aerospace &
  Defense Index                $100                $103.38

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     Copies of the Company's Annual Report on Form 10-K, without exhibits, can be obtained without charge from the Senior Vice President, General Counsel and Secretary, at Teledyne Technologies Incorporated, 2049 Century Park East, Suite 1500, Los Angeles, CA 90067, or (310)551-4302.

2001 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received no later than December 9, 2000 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's Restated Certificate of Incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting which, in the case of the 2001 Annual Meeting of Stockholders, would be no earlier than March 2, 2001 and no later than March 17, 2001. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     The Company has engaged Morrow & Co. to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $8,000, plus expenses. Our employees may also solicit proxies for no additional compensation.

By Order of the Board of Directors,

/s/ John T. Kuelbs
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

April 5, 2000

                                                                         ANNEX A

                       TELEDYNE TECHNOLOGIES INCORPORATED
                              1999 INCENTIVE PLAN
                     (AS AMENDED THROUGH JANUARY 26, 2000)

                                   ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01. PURPOSE. The purpose of the Teledyne Technologies Incorporated 1999 Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of Teledyne Technologies Incorporated and its Subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code.

     1.02. ADOPTION AND TERM. The Plan has been approved by the Board of Directors of Teledyne Technologies Incorporated, to be effective as of the effective date of the distribution by Allegheny Teledyne Incorporated to its stockholders of Teledyne Technologies Incorporated Common Stock (the "Effective Date"), but is subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII, VIII, IX and X with respect to performance-based awards to "covered employees" under
Section 162(m) of the Code shall expire as of the fifth anniversary of the Effective Date.

                                   ARTICLE II

                                  DEFINITIONS

     For the purpose of this Plan, capitalized terms shall have the following meanings:

     2.01. AWARD means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, Awards of cash or any other Award made under the terms of the Plan.

     2.02. AWARD AGREEMENT means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.03. AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.04. BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

     2.05. BOARD means the Board of Directors of the Company.

     2.06. CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

          (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

          (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

          (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

     2.07. CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     2.08. COMMITTEE means the Committee defined in Section 3.01.

     2.09. COMPANY means Teledyne Technologies Incorporated, a Delaware corporation, and its successors.

     2.10. COMMON STOCK means Common Stock of the Company, par value $0.01 per share.

     2.11. COMPANY VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

     2.12. DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.13. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.14. EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

     2.15. FAIR MARKET VALUE means, on any date, the average of the high and low quoted sales prices of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange Listed Companies on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported.

     2.16. INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

     2.17. MERGER means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

     2.18. NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

     2.19. OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

     2.20. OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

     2.21. PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.01.

     2.22. PERFORMANCE AWARDS means Awards granted in accordance with Article VIII.

     2.23. PERFORMANCE GOALS means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

     2.24. PLAN means the Teledyne Technologies Incorporated 1999 Incentive Plan as described herein, as the same may be amended from time to time.

     2.25. PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

     2.26. RESTORATION OPTION means a Non-Qualified Stock Option granted pursuant to Section 6.01(f).

     2.27. RESTRICTED SHARES means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.28. RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

     2.29. RULE 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

     2.30. STOCK APPRECIATION RIGHTS means Awards granted in accordance with
Article VI.

     2.31. SUBSIDIARY means a subsidiary of the Company within the meaning of
Section 424(f) of the Code.

     2.32. TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

                                  ARTICLE III

                                 ADMINISTRATION

     3.01. COMMITTEE. The Plan shall be administered by a committee of the Board ("Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to cancel Awards (including those made pursuant to other plans of the Company) and to substitute new Options for previously awarded Options which, at the time of such substitution, have an exercise price in excess of the Fair Market Value of the underlying Common Stock (including options granted under other incentive compensation programs of the Company) with the consent of the recipient, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee and/or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

                                   ARTICLE IV

                                     SHARES

     4.01. NUMBER OF SHARES ISSUABLE. The total number of shares authorized to be issued under the Plan shall be 4,000,000 shares of Common Stock. If the number of issued and outstanding shares of Common Stock is increased after January 26, 2000, the total number of shares available under the Plan will be increased by 10% of such increase. No more than 2,650,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock or issued Common Stock which shall have been reacquired by the Company.

     4.02. SHARES SUBJECT TO TERMINATED AWARDS. Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a) and Common Stock subject to any Awards which are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

                                   ARTICLE V

                                 PARTICIPATION

     5.01. ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such officers and other key employees of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Notwithstanding any provision herein to the contrary, the Committee may grant Awards under the Plan, other than Incentive Stock Options, to non-employees who, in the judgment of the Committee, render significant services to the Company or any of its Subsidiaries, on such terms and conditions as the Committee deems appropriate and consistent with the intent of the Plan. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 750,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto) and $3 million in cash.

                                   ARTICLE VI

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     6.01. OPTION AWARDS.

          (a) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

          (b) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price of the Common Stock purchased pursuant to Options designated by the Committee as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code.

          (c) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

          (d) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

          (e) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

          (f) RESTORATION OPTIONS UPON THE EXERCISE OF A NON-QUALIFIED STOCK OPTION. In the event that any Participant delivers to the Company, or has withheld from the shares otherwise issuable upon the exercise of a Non-Qualified Stock Option, shares of Common Stock in payment of the Purchase Price of any Non-Qualified Stock Option granted hereunder in accordance with Section 6.04, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered or withheld upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, delivered or withheld to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share Purchase

Price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

     6.02. STOCK APPRECIATION RIGHTS.

          (a) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and
(iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

          (b) EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

          (c) PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

     6.03. TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

          (a) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

          (b) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

               (i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

               (ii) Termination of the Award in the event of a Participant's disability, Retirement, death or other Termination of Employment as provided in the Award Agreement; or

               (iii) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

               (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

          (c) ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

     6.04. EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement on or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or
(c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

     6.05. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

                                  ARTICLE VII

                               RESTRICTED SHARES

     7.01. RESTRICTED SHARE AWARDS. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Goals. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

          (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          (b) STOCKHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

          (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange

Act limits a participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          (d) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02. TERMS OF RESTRICTED SHARES.

          (a) FORFEITURE OF RESTRICTED SHARES. Subject to Sections 7.02(b) and 7.03, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

          (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

     7.03. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.01(d).

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.01. PERFORMANCE AWARDS.

          (a) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

          (b) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

          (c) EARNING PERFORMANCE AWARDS. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

          (d) PAYMENT OF EARNED PERFORMANCE AWARDS. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.02. TERMS OF PERFORMANCE AWARDS.

          (a) TERMINATION OF EMPLOYMENT. Unless otherwise provided below or in
Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards.

          (b) RETIREMENT. If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Awards, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under Subsection (d).

          (c) DEATH OR DISABILITY. If a Participant's Termination of Employment is due to death or disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (d).

          (d) PRO-RATA PAYMENT. The amount of any payment made to a Participant whose employment is terminated by Retirement, death or disability (under circumstances described in Subsections (b) and (c)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period under this Section
8.02 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant as provided under Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section.

          (e) OTHER EVENTS. Notwithstanding anything to the contrary in this
Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions as the Committee shall deem appropriate.

     8.03. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants in accordance with Section 8.02(d), within 30 days after such Change in Control.

                                   ARTICLE IX

                            OTHER STOCK-BASED AWARDS

     9.01. GRANT OF OTHER STOCK-BASED AWARDS. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of cash, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

     9.02. TERMS OF OTHER STOCK-BASED AWARDS. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this
Article IX shall be subject to the following:

          (a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

          (b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

          (c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

     9.03. FOREIGN QUALIFIED AWARDS. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

                                   ARTICLE X

                        SHORT-TERM CASH INCENTIVE AWARDS

     10.01. ELIGIBILITY. Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of
Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

     10.02. AWARDS.

          (a) PERFORMANCE TARGETS. For each fiscal year of the Company after fiscal year 1999, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

          (b) AMOUNTS OF AWARDS. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

          (c) PAYMENT OF AWARDS. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

          (d) NEGATIVE DISCRETION. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

          (e) GUIDELINES. The Committee shall adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the

Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

        (f) NON-EXCLUSIVE ARRANGEMENT. The adoption and operation of this
Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

                                   ARTICLE XI

          TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

     11.01. PLAN PROVISIONS CONTROL AWARD TERMS. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

     11.02. AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     11.03. MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     11.04. LIMITATION ON TRANSFER. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under
Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     11.05. TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the

Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

          (b) The Committee shall have the discretion as to any Award, to cause the Company to pay to tax authorities for the benefit of any Participant, or to reimburse such Participant for the individual taxes which are due on the grant, exercise or vesting of any share Award, or the lapse of any restriction on any share Award (whether by reason of a Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

          (c) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

     11.06. SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.

     11.07. ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

          (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

          (b) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Awards. In the event the Acquiring Corporation fails to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

          (c) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

     11.08. NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

     11.09. AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

     11.10. GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

     11.11. NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     11.12. COMPLIANCE WITH RULE 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

     11.13. CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     11.14. SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     11.15. AMENDMENT AND TERMINATION.

          (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

          (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

     11.16. SPECIAL PROVISION RELATING TO CERTAIN STOCK ISSUANCES. Notwithstanding anything to the contrary contained in this Plan, shares of Common Stock authorized to be issued under this Plan may be issued to pay awards originally made under and satisfy options originally granted under the Allegheny Teledyne Incorporated 1996 Incentive Plan or any other stock option plan adopted by ATI (an "ATI Plan"), as provided in the Employee Benefits Agreement dated as of November 29, 1999, between the Company and Allegheny Teledyne Incorporated. All shares of Common Stock issued in payment of an award or grant shall be governed exclusively by the terms of such award or grant under the applicable ATI Plan, and any terms of this Plan inconsistent therewith shall be inapplicable to such shares.

                       TELEDYNE TECHNOLOGIES INCORPORATED
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                 THE ANNUAL MEETING OF STOCKHOLDERS JUNE 1, 2000

     The undersigned hereby appoints Stefan C. Reisenfeld, John T. Kuelbs and Melanie S. Cibik and each of them, proxies and attorneys-in fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on June 1, 2000, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows:



Comments/Address Change:

         _________________________________________________________

         _________________________________________________________

         _________________________________________________________

         _________________________________________________________

                        (Please mark Comment/Address Box on reverse side.)

                   (This Proxy continues and must be signed on the reverse side)


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                                                             Please mark
                                                           your votes as
                                                            indicated in   /X/
                                                            this example

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposals 2 and 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).

                                                              WITHHOLD
                                                       FOR     FOR ALL                               FOR      AGAINST       ABSTAIN
(1) The election of 3 Class 1 directors-Nominees:      /  /      /  /      (2) Approval of 1999
01  Thomas A. Corcoran   02  Diane C. Creel                                    Incentive Plan        /  /       /  /          /  /
03  C. Fred Fetterolf
                                                                           (3) Ratification of
                                                                               Appointment of
                                                                               Auditors              /  /       /  /          /  /

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

_______________________________________________________                                                         YES         NO

                                                                                Comments/Address Change        /  /        /  /
                                                                                on other side.

Signature _______________________ Signature if held jointly___________________________________ Date:________________ , 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy. PLEASE SIGN,
DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
               o FOLD AND DETACH HERE AND READ THE REVERSE SIDE o

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET:          24 HOURS A DAY, 7 DAYS A WEEK.
----------------
       Follow the instructions at our Website Address: www.eproxy.com/tdy

                                       OR

                   o     VOTE BY TELEPHONE OR PROXY CARD      o
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:    FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
-------------     ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                  THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD
                  IN HAND.

o You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
   Press 1.

   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

   Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to WITHHOLD FOR ALL nominees,
                                            Press 9.

                                            To WITHHOLD FOR AN INDIVIDUAL
                                            nominee, Press 0 and listen to the
                                            instructions.

   Proposal 2 and ALL Other Proposals:      To vote FOR, Press 1, AGAINST, Press
                                            9; ABSTAIN, Press 0

   The instructions are the same for all other proposals.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

   PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD:   Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/tdy

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2000 ANNUAL MEETING
            SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELEDYNE
                           TECHNOLOGIES INCORPORATED
                  OREGON METALLURGICAL CORPORATION SAVINGS PLAN
         OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

     The undersigned hereby directs the Trustee of the above Plans to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on June 1, 2000, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o



                                              [TELEDYNE TECHNOLOGIES LOGO]
                                              2049 Century Park East, Suite 1500
                                              Los Angeles, California 90067-3101

OREGON METALLURGICAL CORPORATION SAVINGS PLAN
OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 26, 2000. If the Trustee does not receive your instructions by May 26, 2000, the Plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

                                                             Please mark
                                                           your votes as
                                                            indicated in   /X/
                                                            this example


Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposals 2 and 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).

                                                              WITHHOLD
                                                       FOR     FOR ALL                               FOR      AGAINST       ABSTAIN
(1) Election of 3 Class 1 Directors-Nominees:         /  /      /  /      (2) Approval of 1999
01  Thomas A. Corcoran   02  Diane C. Creel                                    Incentive Plan        /  /       /  /          /  /
03  C. Fred Fetterolf
                                                                           (3) Ratification of
                                                                               Appointment of
                                                                               Auditors              /  /       /  /          /  /

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

_______________________________________________________

Signature ______________________________________________________________________          Date:________________ , 2000
          Please sign exactly as your name appears above.


--------------------------------------------------------------------------------
               o FOLD AND DETACH HERE AND READ THE REVERSE SIDE o


                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET:          24 HOURS A DAY, 7 DAYS A WEEK.
----------------
       Follow the instructions at our Website Address: www.eproxy.com/tdy

                                       OR

                   o     VOTE BY TELEPHONE OR PROXY CARD      o
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:    FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
-------------     ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                  THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD
                  IN HAND.

o You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
   Press 1.

   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

   Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to WITHHOLD FOR ALL nominees,
                                            Press 9.

                                            To WITHHOLD FOR AN INDIVIDUAL
                                            nominee, Press 0 and listen to the
                                            instructions.

   Proposal 2 and ALL Other Proposals:      To vote FOR, Press 1, AGAINST, Press
                                            9; ABSTAIN, Press 0

   The instructions are the same for all other proposals.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

   PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD:   Mark, sign and date your proxy card and return it promptly
------------------    in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/tdy

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2000 ANNUAL MEETING
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED
                 TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN
                              TELEDYNE 401(k) PLAN

         The undersigned hereby directs the Trustee of the above Plans to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on June 1, 2000, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o



                                              [TELEDYNE TECHNOLOGIES LOGO]
                                              2049 Century Park East, Suite 1500
                                              Los Angeles, California 90067-3101

TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN
TELEDYNE 401(k)PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 26, 2000. If the Trustee does not receive your instructions by May 26, 2000, the Plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

                                                             Please mark
                                                           your votes as
                                                            indicated in   /X/
                                                            this example

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposals 2 and 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).

                                                              WITHHOLD
                                                       FOR     FOR ALL                               FOR      AGAINST       ABSTAIN
(1) Election of 3 Class 1 Directors-Nominees:          /  /      /  /      (2) Approval of 1999
01  Thomas A. Corcoran   02  Diane C. Creel                                    Incentive Plan        /  /       /  /          /  /
03  C. Fred Fetterolf
                                                                           (3) Ratification of
                                                                               Appointment of
                                                                               Auditors              /  /       /  /          /  /

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

______________________________________________________


Signature ______________________________________________________________________          Date:________________ , 2000
          Please sign exactly as your name appears above.


--------------------------------------------------------------------------------
               o FOLD AND DETACH HERE AND READ THE REVERSE SIDE o


                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET:          24 HOURS A DAY, 7 DAYS A WEEK.
----------------
       Follow the instructions at our Website Address: www.eproxy.com/tdy

                                       OR

                   o     VOTE BY TELEPHONE OR PROXY CARD      o
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:    FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
-------------     ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                  THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD
                  IN HAND.

o You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
   Press 1.

   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

   Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to WITHHOLD FOR ALL nominees,
                                            Press 9.

                                            To WITHHOLD FOR AN INDIVIDUAL
                                            nominee, Press 0 and listen to the
                                            instructions.

   Proposal 2 and ALL Other Proposals:      To vote FOR, Press 1, AGAINST, Press
                                            9; ABSTAIN, Press 0

   The instructions are the same for all other proposals.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

   PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD:   Mark, sign and date your proxy card and return it promptly
------------------    in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/tdy

          CONFIDENTIAL VOTING INSTRUCTION CARD FOR 2000 ANNUAL MEETING REQUESTED BY MELLON BANK, N.A., IN CONJUNCTION WITH PROXY SOLICITATION
                     ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED

      ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
                 ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
       SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
   THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
                               (WASHINGTON PLANT)

         The undersigned hereby directs Mellon Bank, N.A., as the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on June 1, 2000, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o




ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
    (WASHINGTON PLANT)

As a Plan participant, you have the right to direct Mellon Bank, N.A., as the Plan Trustee, how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 26, 2000. If the Trustee does not receive your instructions by 5:00 p.m., EDT on May 26, 2000, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

Mellon Bank, N.A. makes no recommendation regarding any voting instruction.

                                                             Please mark
                                                           your votes as
                                                            indicated in   /X/
                                                            this example

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposals 2 and 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).

                                                              WITHHOLD
                                                       FOR     FOR ALL                               FOR      AGAINST       ABSTAIN
(1) Election of 3 Class 1 Directors-Nominees:          /  /      /  /      (2) Approval of 1999
01  Thomas A. Corcoran   02  Diane C. Creel                                    Incentive Plan        /  /       /  /          /  /
03  C. Fred Fetterolf
                                                                           (3) Ratification of
                                                                               Appointment of
                                                                               Auditors              /  /       /  /          /  /

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.

______________________________________________________


Signature ______________________________________________________________________          Date:________________ , 2000
          Please sign exactly as your name appears above.

--------------------------------------------------------------------------------
               o FOLD AND DETACH HERE AND READ THE REVERSE SIDE o


                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET:          24 HOURS A DAY, 7 DAYS A WEEK.
----------------
       Follow the instructions at Teledyne Technologies' Website Address:
                               www.eproxy.com/tdy

                                       OR

                   o     VOTE BY TELEPHONE OR PROXY CARD      o
                          QUICK *** EASY *** IMMEDIATE

VOTE BY PHONE:    FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208.
-------------     ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
                  THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD
                  IN HAND.

o You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL PROPOSALS:
   Press 1.

   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

   Proposal 1, Director Election Proposal:  To vote FOR ALL nominees, Press 1, to WITHHOLD FOR ALL nominees,
                                            Press 9.

                                            To WITHHOLD FOR AN INDIVIDUAL
                                            nominee, Press 0 and listen to the
                                            instructions.

   Proposal 2 and ALL Other Proposals:      To vote FOR, Press 1, AGAINST, Press
                                            9; ABSTAIN, Press 0

   The instructions are the same for all other proposals.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

   PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

                                       OR

VOTE BY PROXY CARD:   Mark, sign and date your proxy card and return it promptly
------------------    in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                              THANK YOU FOR VOTING.

TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/tdy